Dodie Kent

Vice President and

Associate General Counsel

(212) 314-3970

Fax: 707-1791

[AXA EQUITABLE LOGO]

September 10, 2013

VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	Separate Account No. 49 of AXA Equitable Life Insurance Company (the “Account”) Registration Nos.:
333-05593 and 811-07659 Accumulator
333-64749 and 811-07659 Accumulator Plus
333-60730 and 811-07659 Accumulator Elite
333-31131 and 811-07659 Accumulator Select
333-79379 and 811-07659 Accumulator Express
333-96177 and 811-07659 Accumulator Advisor
333-127445 and 811-07659 Retirement Income for Life
333-137206 and 811-07659 Stylus
333-142414 and 811-07659 Emblem
333-165395 and 811-07659 Structured Capital Strategies

Commissioners:

AXA Equitable, on behalf of Registrant, has sent to contract owners the semi-annual reports, for the period ended June 30, 2013 for the following underlying mutual funds (“Funds”) in which Registrant invests:

•	AXA Premier VIP Trust underlying funds:

AXA Aggressive Allocation;

AXA Conservative Allocation;

AXA Conservative-Plus Allocation;

AXA Moderate Allocation;

AXA Moderate-Plus Allocation;

Multimanager Aggressive Equity;

Multimanager Core Bond;

Multimanager Large Cap Value;

Multimanager Mid Cap Growth;

Multimanager Mid Cap Value;

Multimanager Multi-Sector Bond;

Multimanager Small Cap Growth;

Multimanager Small Cap Value;

Multimanager Technology.

•	EQ Advisors Trust underlying funds:

All Asset Growth-Alt 20

AXA Balanced Strategy;

AXA Conservative Growth Strategy;

AXA Conservative Strategy;

AXA Growth Strategy;

AXA Moderate Growth Strategy;

EQ/AllianceBernstein Small Cap Growth;

EQ/AXA Franklin Small Cap Value Core;

EQ/BlackRock Basic Value Equity;

EQ/Boston Advisors Equity Income;

EQ/Calvert Socially Responsible;

EQ/Common Stock Index;

EQ/Core Bond Index;

EQ/Equity 500 Index;

EQ/Equity Growth PLUS;

EQ/Franklin Core Balanced;

EQ/Franklin Templeton Allocation;

EQ/GAMCO Mergers and Acquisitions;

EQ/GAMCO Small Company Value;

EQ/Global Bond PLUS;

EQ/Global Multi-Sector Equity;

EQ/Intermediate Government Bond;

EQ/International Core PLUS;

EQ/International Equity Index;

EQ/International Value PLUS;

EQ/JPMorgan Value Opportunities;

EQ/Large Cap Core PLUS;

EQ/Large Cap Growth Index;

EQ/Large Cap Growth PLUS;

EQ/Large Cap Value Index;

EQ/Large Cap Value PLUS;

EQ/Lord Abbett Large Cap Core;

EQ/MFS International Growth;

EQ/Mid Cap Index;

EQ/Mid Cap Value PLUS;

EQ/Money Market;

EQ/Montag & Caldwell Growth;

EQ/Morgan Stanley Mid Cap Growth;

EQ/Mutual Large Cap Equity;

EQ/Oppenheimer Global;

EQ/PIMCO Ultra Short Bond;

EQ/Quality Bond PLUS;

EQ/Small Company Index;

EQ/T. Rowe Price Growth Stock;

EQ/Templeton Global Equity;

EQ/UBS Growth and Income;

EQ/Van Kampen Comstock;

EQ/Wells Fargo Omega Growth;

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

AXA Equitable understands that the Funds have filed or will file their reports with the Commission under separate cover.

Please direct any question or comment to the undersigned.

Very truly yours,

/s/ Dodie Kent
Dodie Kent

AXA EQUITABLE LIFE INSURANCE COMPANY

1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104